SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

LION, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-25159	91-2094375
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

2801 Hollycroft St., Gig Harbor, WA	98335
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (206) 577-1440

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2007, LION, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Report.  This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.
Exhibit No.	Description

99.1	Press Release dated November 14, 2007, announcing financial results for the third quarter ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LION, Inc. (Registrant)

Date: November 14, 2007
	By:	/s/ David Stedman
David Stedman Interim Chief Executive Officer

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